                                  SCHEDULE 14A

                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[_]  Confidential, for use of the Commission only (as permitted by Rule 14A-6(c)
     (2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                      TECHNICAL COMMUNICATIONS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person[s] Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:/1/

     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------
     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------
     (3) Filing Party:

     -------------------------------------------------------------------------
     (4) Date Filed:

     -------------------------------------------------------------------------

/1/ Set forth the amount on which the filing fee is calculated and state how it was determined.

                     TECHNICAL COMMUNICATIONS CORPORATION

                   Notice of Annual Meeting of Stockholders
                         To Be Held February 11, 2002

To our Stockholders:

   Notice is hereby given that the 2002 Annual Meeting of Stockholders (the "Meeting") of Technical Communications Corporation, a Massachusetts corporation (the "Company"), will be held at the offices of the Company, 100 Domino Drive, Concord, Massachusetts 01742, at 10:00 a.m., on Monday, February 11, 2002:

    1. To elect two (2) Class II Directors named herein, to serve for a term of three (3) years or until their successors have been duly elected and qualified;

    2. To approve and adopt the Company's 2001 Stock Option Plan (the "2001 Plan"), under which 350,000 shares have been reserved for issuance;

    3. To ratify the selection of the firm of Grant Thornton LLP as auditors for the Company for the fiscal year ending September 28, 2002; and

    4. To consider and act upon such other business and matters or proposals as may properly come before the Meeting or any adjournments thereof.

   Only stockholders of record on the books of the Company at the close of business on December 14, 2001, are entitled to notice of and to vote at the Meeting.

   Whether or not you expect to attend the Meeting, please sign, date and return the enclosed proxy in the enclosed envelope at your earliest convenience. If you return your proxy, you may nevertheless attend the Meeting and vote your shares in person.

   All stockholders are cordially invited to attend the Meeting.

                                          By Order of the Board of Directors,

                                          Edward E. Hicks, Clerk

Concord, Massachusetts
January 8, 2002

   It is important that your shares be represented at the Meeting. Whether or not you plan to attend the Meeting, please sign, date and mail the enclosed proxy in the enclosed envelope, which requires no postage if mailed in the United States.

                     TECHNICAL COMMUNICATIONS CORPORATION

                                PROXY STATEMENT
                                      FOR
                      2002 ANNUAL MEETING OF STOCKHOLDERS

                               February 11, 2002

   Proxies enclosed with this proxy statement are solicited by and on behalf of the Board of Directors (the "Board of Directors") of Technical Communications Corporation, a Massachusetts corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Meeting"), to be held at the offices of the Company, 100 Domino Drive, Concord, Massachusetts 01742, at 10:00 a.m., on Monday, February 11, 2002, and at any adjournments thereof.

Shares Outstanding and Voting Procedures

   Only holders of record of outstanding shares of the Company's Common Stock as of the close of business on December 14, 2001, are entitled to notice of and to vote at the Meeting.

   As of December 14, 2001, there were 1,330,185 shares of the Company's Common Stock outstanding and entitled to vote. The shares of Common Stock are the only voting securities of the Company. Stockholders are entitled to cast one vote for each share held of record.

   If the enclosed proxy is properly marked, signed, and returned in time to be voted at the Meeting, and is not subsequently revoked, the shares represented by proxy will be voted in accordance with the instructions marked thereon. The proxy is in ballot form so that a specification may be made: (i) to grant or withhold authority to vote for the election of Directors.

SIGNED PROXIES RETURNED TO THE COMPANY AND NOT MARKED TO THE CONTRARY WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS SET FORTH IN THE PROXY. Any stockholder may revoke a proxy at any time prior to its exercise by filing a later-dated proxy or a written notice of revocation with the Clerk of the Company. Stockholders attending the Meeting may also revoke their proxies by voting in person at the Meeting.

   The Board of Directors knows of no other matter to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote may be properly taken, shares represented by all proxies received by the Company will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

   It is expected that this proxy statement and the accompanying proxy, and an Annual Report to Stockholders, containing financial statements for the fiscal year ended September 29, 2001, will be mailed to stockholders on or about January 8, 2002.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table shows, as of December 14, 2001, the ownership of common stock of the Company by any person or group who is known to the Company to be the beneficial owner of more than 5% of the Company's common stock outstanding and entitled to vote as of such date.

                             Beneficial Ownership  Percent of
Name and Address             (Number of Shares)(1)  Class(1)
----------------             --------------------- ----------
Royce & Associates, Inc.....        96,700(2)         7.3%(2)
 c/o Charles M. Royce
 1414 Avenue of the Americas
 New York, NY 10019

--------
(1) Unless otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares set forth opposite such person's name. Information with respect to beneficial ownership is based upon information furnished by each stockholder to the Company directly or to the Securities and Exchange Commission ("SEC").
(2) The nature of ownership of Royce & Associates, Inc. ("Royce") as set forth herein is based upon their Schedule 13F filed on September 30, 2001, with the SEC. Royce in its capacity as investment advisor may be deemed the beneficial owner of the 96,700 shares indicated in the above table, which shares are owned by numerous clients of Royce. Mr. Royce disclaims beneficial ownership of the 96,700 shares owned by Royce.

                           I. ELECTION OF DIRECTORS

 THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ELECTION AS
                    DIRECTORS OF THE NOMINEES LISTED BELOW.

A. Number of and Nominees for Directors

   It is the intention of the persons named as proxies to vote the proxies, unless authority to vote is specifically withheld, to elect as Class II Directors, Mr. David A.B. Brown, and Mr. Robert T. Lessard. These nominees for director will be elected to hold office until the 2005 Annual Meeting of Stockholders, or until their successors are duly elected and qualified. The Board of Directors knows of no reason why such nominees should be unable or unwilling to serve, but, if such should be the case, proxies may be voted for the election of some other person or for fixing the number of directors at a lesser number. Mr. Brown is currently a director of the Company, and has been a director since 1998. Mr. Lessard is currently a director of the Company, and has been a director since 1997.

   The following table sets forth the year each current director first became a director, the position currently held by each director with the Company, their principal occupation during the past five years, any other directorships held by such person in any company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, or in any company registered as an investment company under the Investment Company Act of 1940, as amended, and their age. The terms of the Class III Directors expire at the 2003 Annual Meeting of Stockholders; the terms of the Class I Directors expire at the 2004 Annual Meeting of Stockholders; and the terms of the Class II Directors expire at the 2005 Annual Meeting of Stockholders. The following table is as of December 14, 2001.

                                                                      Amount and Nature of Percent
   Name and Year First                                                Beneficial Ownership    of
   Became a Director(1)    Positions and Offices with the Company Age   (# of shares)(1)   Class(1)
   --------------------    -------------------------------------- --- -------------------- --------
Mitchell B. Briskin (2)... Director                               42          6,956 (3)        *
1998--Class I Director

David A. B. Brown (4)..... Director                               58         19,675 (5)      1.25%
1998--Class II Director

Robert T. Lessard (6)..... Director                               61          9,298 (7)        *
1997--Class II Director

Carl H. Guild, Jr. (8).... Director, Chairman of the Board,       57        199,798 (9)      12.7%
1997--Class III Director   Chief Executive Officer, and President

Donald Lake (10).......... Director                               57          7,751 (11)       *
1998--Class III Director

Thomas E. Peoples (12).... Director                               53          7,506 (13)       *
1998--Class III Director

Non-Director Officers

John I. Gill (14)......... Executive Vice President               62         34,051 (15)      2.2%

Michael P. Malone (16).... Chief Financial Officer,               42         18,002 (17)      1.2%
                           Treasurer and Asst. Clerk

All directors, director
nominees and officers as a
group (8 persons).........                                                  303,037 (18)     19.3%

--------
 *  Holds less than one (1) percent of the outstanding common stock
 (1) Unless otherwise indicated, each of the persons named in the table has sole voting and investment powers with respect to the shares set forth opposite such person's name. With respect to each person or group, percentages are calculated based on the number of shares beneficially owned plus shares that may be acquired by such person or group within sixty days of December 14, 2001, upon the exercise of stock options. Unless otherwise indicated herein, none of the persons named in this table is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies. None of the persons named in the table, nor any of their respective associates have any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party. Except as otherwise described herein, none of the persons named in this table own any security of the Company of record but not beneficially. The address of Messrs., Briskin, Brown, Lessard, Guild, Lake, Peoples, Gill and Malone is c/o Technical Communications Corporation, 100 Domino Drive, Concord, Massachusetts 01742.

 (2) Mr. Briskin, is a Principal at Stonebridge Associates, an investment bank, where he has worked since 1999. Formerly, Mr. Briskin was a Principal at Concord Investment Partners from 1997 to 1999. From 1996 to 1997 Mr. Briskin was attending Harvard Business School. From 1990 to 1995, Mr. Briskin was General Manager at General Chemical Corporation; previously, he was a lawyer with Patterson, Belknap, Webb & Tyler in New York City.
 (3) Includes an aggregate of 3,278 shares issuable upon the exercise of various stock options.
 (4) Mr. Brown joined the Board of Directors in November, 1998. Since 1984, Mr. Brown has been the President of The Windsor Group, Inc., a business consulting firm focused on the oil industry and international operations.
 (5) Includes an aggregate of 3,000 shares issuable upon the exercise of a stock option.
 (6) Mr. Lessard has been employed in a variety of management positions from 1966 through December, 1995, at the U.S. National Security Agency ("NSA"), Department of Defense. During his final two years at NSA, Mr. Lessard was the Group Chief in the Operations Directorate responsible for communications and cryptographic technology. Since his retirement in December 1995, he has represented the Director of the National Security Agency on several special projects.
 (7) Includes an aggregate of 3,945 shares issuable upon the exercise of stock options.
 (8) Mr. Guild was elected Chairman of the Board, Chief Executive Officer and President of the Company on February 12, 2001, positions he had previously held from February 13, 1998 until November 19, 1998. From November 19, 1998, to February 12, 2001, Mr. Guild served as the Company's Vice-chairman, Chief Executive Officer and President. Mr. Guild was elected to the Board on May 1, 1997, and had been an independent consultant to the Company from that time until February 13, 1998. From
     1993 to 1997, he was a Senior Vice President with Raytheon Engineers and Constructors, Inc., a unit of Raytheon Company. Mr. Guild serves as President and Chief Executive Officer of the Company pursuant to an Employment Agreement with the Company previously filed with the SEC as an Exhibit to the Company's Form 10-K for the year ending October 3, 1998.
 (9) Includes an aggregate of 194,945 shares issuable upon the exercise of various stock options.
(10) Mr. Lake has been a financial consultant focusing on international financial operations related to intelligence and law enforcement activities to various government agencies since 1991. Before initiating his consulting practice, Mr. Lake served as Director of the International Banking Services Division of the American Security Bank in Washington, D.C.
(11) Includes an aggregate of 3,278 shares issuable upon the exercise of stock options.
(12) Since October 1, 1999, Mr. Peoples has been a Senior Vice President of Gencorp, Inc., a publicly held manufacturer of automotive, polymer, aerospace, and defense products. From 1992 to September 30, 1999, Mr. Peoples was the Vice President for International and Washington Operations of Aerojet, a privately held aerospace and defense contractor. Prior to 1992, Mr. Peoples served as Manager of Business Development for Smart Munitions Programs at Raytheon Company.
(13) Includes an aggregate of 3,278 shares issuable upon the exercise of stock options.
(14) Mr. Gill, Executive Vice President since 1995, has been employed by the Company since August 1983. He was Vice President of Manufacturing and Technical Operations from 1989 to 1995. Mr. Gill serves as Executive Vice President of the Company pursuant to an Employment Agreement with the Company previously filed with the SEC as an Exhibit to the Company's Form 10-QSB for the quarter ending March 31, 2001.
(15) Includes an aggregate of 14,500 shares issuable upon the exercise of a stock option.
(16) Mr. Malone, Chief Financial Officer, joined the Company in 1998 as Principal Financial Officer and Treasurer. From 1997 to 1998, he was the Controller at Vasca, Inc., a privately held medical device company. Prior to 1997, Mr. Malone was with Zoll Medical Corporation, a publicly traded medical device company for five years as its Controller and Treasurer. Mr. Malone serves as Chief Financial Officer of the Company pursuant to an Employment Agreement with the Company previously filed with the SEC as an Exhibit to the Company's Form 10-QSB for the quarter ending March 31, 2001.
(17) Includes an aggregate of 15,500 shares issuable upon the exercise of a stock option.
(18) Includes an aggregate of 241,724 shares of common stock issuable upon the exercise of stock options.

   A quorum being present, the affirmative vote of the holders of a plurality of the shares of Common Stock voting in person or by proxy at the Meeting is required to elect each director. Thus, abstention or broker non-votes will not be included in the totals and will have no effect on the outcome of the vote.

B. Meetings of the Board of Directors and Committees

   The Board of Directors held five (5) meetings during the twelve months ended September 29, 2001. Each of the directors attended 100% of the aggregate of (a) the total number of meetings of the Board of Directors he was eligible to attend, and (b) the total number of meetings of all committees of the Board of Directors on which he served which were held during fiscal year 2001, with the exception of Donald Lake who missed the May, 2001 meeting of the Board of Directors.

   The Audit Committee of the Board, of which Messrs. Briskin, Brown, and Lake are members, held four (4) meetings during fiscal year 2001. The Audit Committee oversees the accounting and tax functions of the Company, recommends to the Board the engagement of independent auditors for the year subject to approval by the stockholders of the Company, reviews with management and the auditors the plan and scope of the audit engagement, reviews the annual financial statements of the Company, and any recommended changes or modifications to control procedures and accounting practices and policies, and monitors, with management and the auditors, the Company's system of internal controls and its accounting and reporting practices.

   The Compensation Committee of the Board, of which Messrs. Lessard and Peoples are members, held two (2) meetings during fiscal year 2001. The Compensation Committee reviews and recommends to the Board compensation for the President, the Chairman of the Board, and the outside directors. It also reviews and recommends the adoption, amendment, and implementation of incentive compensation plans, stock option plans, and other employee benefit plans and programs for the Company and the officers and directors of the Company.

   During fiscal year 2001, the Company did not have a Nominating Committee or an Operations Committee.

C. Compensation of Directors

   Directors who were not regular employees of the Company received a fee of $1,200 for attendance at all meetings attended during fiscal years 2000 and 2001. In addition, each outside director is the recipient of an annual retainer of $2,800, paid in arrears in quarterly increments of $700. During fiscal years 2000 and 2001, outside directors also received a fee of $500 for each meeting of a committee of the Board of Directors they attended.

   At the 2001 Annual Meeting of the Board of Directors, on February 12, 2001, the Company granted 1,000 immediately exercisable stock options to each of the seven (7) directors, with a term of five years from the date of grant at an exercise price of $1.97. In addition, a total of 3,500 shares of the Company's common stock were granted to the seven (7) directors at a price per share of $2.313, which was equal to fair market value on February 12, 2001. Certain directors also elected to receive Company stock in lieu of cash for some of their director's fees on May 3, 2001, and August 2, 2001. Two directors were granted 841 shares each on May 3, 2001, at the fair market price on that day of $2.26, and two directors were granted 795 shares each on August 2, 2001 at the fair market price on that day of $1.51.

D. Certain Relationships and Related Transactions

   Edward E. Hicks, Esq., the Company's Clerk, is a member of a law firm that provides legal services to the Company. No director or executive officer is related to any other director or executive officer by blood or marriage.

E. Audit Committee Report

   In fulfilling its oversight responsibilities regarding the audit process, the Audit Committee: (i) reviewed and discussed the Fiscal Year 2001 audited financial statements with management of the Company; (ii) discussed with the independent auditors, Grant Thornton, LLP, the matters required to be discussed by Statement on Accounting Standards No. 61; and (iii) reviewed the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, and discussed with the independent auditors any relationships that may impact their objectivity and independence. Based upon the review and discussions referred to above, the Audit Committee recommended that the audited financial statements for the year ended September 29, 2001, be included in the Company's Annual Report on Form 10-K. Messrs. Briskin, Brown, and Lake are the current members of the Audit Committee, and are independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. The foregoing report has been furnished by the current members of the Audit Committee, Messrs. Briskin, Brown, and Lake.

F. Executive Compensation and Other Information

                          SUMMARY COMPENSATION TABLE

Compensation

   The following tables set forth certain summary information concerning compensation paid or accrued by the Company during the past three fiscal years to its Chief Executive Officer and the other executive officers of the Company whose annual compensation during fiscal year 2001 exceeded $100,000 (hereafter referred to as the "named executive officers"):

                                    Fiscal                      All Other
    Name and Principal Position      Year   Salary   Bonus     Compensation
    ---------------------------     ------ -------- -------    ------------
Carl H. Guild, Jr..................  2001  $199,680      --       $7,506(4)
 Chairman, CEO & President           2000   195,720      --        9,198(5)
                                     1999   199,680      --        4,814(6)

John I. Gill.......................  2001  $135,388      --       $2,030(1)
 Executive Vice President            2000   126,583      --        1,899(1)
                                     1999   119,745 $19,700(3)     1,797(1)

Michael P. Malone..................  2001  $118,320      --       $1,774(2)
 Chief Financial Officer             2000   106,734      --        1,601(2)
                                     1999    84,349      --        1,118(2)

--------
(1) Represents the Company's 25% match on the first 6% of Mr. Gill's fiscal year 401(k) contribution.
(2) Represents the Company's 25% match on the first 6% of Mr. Malone's fiscal year 401(k) contribution.
(3) This amount of $19,700 was paid to Mr. Gill for services rendered in fiscal year 1998.
(4) Includes income realized upon receipt of Company stock valued at $4,956 as a result of grants on February 12, 2001 and May 3, 2001 by the Company's Board of Directors and $2,550 representing the Company's 25% match on the first 6% of Mr. Guild's fiscal year 401(k) contribution.
(5) Includes income realized upon receipt of Company stock valued at $6,800 as a result of grants on November 18, 1999, February 7, 2000 and August 3, 2000 by the Company's Board of Directors and $2,398 representing the Company's 25% match on the first 6% of Mr. Guild's 2000 fiscal year 401(k) contribution.
(6) Includes income realized upon receipt of Company stock valued at $2,000 as a result of a February 8, 1999 grant by the Company's Board of Directors and $2,814 representing the Company's 25% match on the first 6% of Mr. Guild's 1999 fiscal year 401(k) contribution.

Stock Options

   Set forth below is a Stock Option / SAR Grant table concerning individual grants of stock options and SARs made during fiscal year 2001 to each of the named executive officers.

                    Options/SAR Grants in Fiscal Year 2001

                   Number of
                   Securities  Percent of Total
                   Underlying    Options/SARs
                    Options/      Granted to    Exercise or
                      SARs       Employees in   Base Price  Expiration
Name                Granted       FY 2001(1)      ($/sh)       Date
----               ----------  ---------------- ----------- ----------
Carl H. Guild, Jr.   26,000(2)       45.3%         $2.03     11/13/10
John I. Gill......   10,000(3)       17.4%         $2.03     11/13/10
Michael P. Malone.   10,000(4)       17.4%         $2.03     11/13/10

--------
(1) Options to purchase a total of 57,400 shares of the Company's Common Stock were granted to employees of the Company.
(2) Common Stock options, 1,000 shares of which were granted to Mr. Guild under the 1991 Plan on February 12, 2001, are exercisable immediately; 25,000 shares of which were granted to Mr. Guild under the 1991 Plan on November 13, 2000, exercisable as follows: 25% immediately and the remainder at 25% per year over three years.
(3) Common Stock options, all of which were granted to Mr. Gill under the 1991 Plan on November 13, 2000, exercisable as follows: 25% immediately and the remainder at 25% per year over three years.
(4) Common Stock options, all of which were granted to Mr. Malone under the 1991 Plan on November 13, 2000, exercisable as follows: 25% immediately and the remainder at 25% per year over three years.

   Set forth below is a table concerning each exercise of stock options (or tandem SARs) and freestanding SARs during fiscal year 2001 by each of the named executive officers, and the September 29, 2001 value of unexercised options and SARs.

   Aggregated Option/SAR Exercises for Fiscal Year Ended September 29, 2001,
                       and Fiscal Year Option/SAR Values

                                                                    Value of Unexercised
                                          Number of Unexercised     In-the-Money Options
                                        Options at Fiscal Year End  at Fiscal Year End(1)
                     Shares             ----------------------     -----------------------
                    Acquired    Value                      Not                     Not
Name               on Exercise Realized Exercisable    Exercisable Exercisable Exercisable
----               ----------- -------- -----------    ----------- ----------- -----------
Carl H. Guild, Jr.     --         --      182,445(2)     16,500(3)     --          --
John I. Gill......     --         --        7,000(4)      8,000(6)     --          --
Michael P. Malone.     --         --        8,000(5)      7,000(7)     --          --

--------
(1) Value is based on the difference between the option exercise price and the fair market value on September 29, 2001 ($1.21 per share), multiplied by the number of shares underlying the in-the-money portion of the option. In the money options are those options for which the fair market value of the underlying common stock is greater than the exercise price of the option.
(2) This represents exercisable grants of options under the 1991 Plan to buy 16,000 shares, granted on May 1, 1997, at the following exercise dates and prices: (i) 4,000 shares on May 1, 1998 at an exercise price of $8.875 per share, (ii) 4,000 shares on May 1, 1999, at an exercise price of $9.76 per share, (iii) 4,000 shares on May 1, 2000, at an exercise price of $10.74 per share and (iv) 4,000 shares on May 1, 2001, at an exercise price of $11.81 per share; 50,000 shares granted on February 16, 1998, at the following exercise dates and prices, (i) 20,000 shares on February 16, 1998, at an exercise price of $5.000 per share,

   (ii) 10,000 shares on February 16, 1999, at an exercise price of $6.05 per share, (iii) 10,000 shares on February 16, 2000, at an exercise price of $5.50 and (iv) 10,000 shares on February 16, 2001, at an exercise price of $6.66 per share; 945 shares granted on August 14, 1998, at an exercise price of $5.42 per share; 100,000 shares granted on November 18, 1998, at an exercise price of $4.00 per share; 1,000 shares granted on February 8, 1999, at an exercise price of $3.40 per share; 1,000 shares granted on February 7, 2000, at an exercise price of $5.10 per share and 1,000 shares granted on February 12, 2001, at an exercise price of $1.97 per share; 12,500 shares granted on November 13, 2000, at the following exercise dates and prices (i) 6,250 shares on November 13, 2000, at $2.03 per share and (ii) 6,250 shares on November 13, 2001, at $2.03 per share.
(3) This represents unexercisable grants of options under the 1991 Plan to buy 4,000 shares on May 1, 2002, at an exercise price of $12.99 per share This also represents unexercisable grants of options under the 1991 Plan to buy 25,000 shares granted on November 13, 2000, at $2.03 per share; 12,500 shares each on November 13, 2002, and November 13, 2003, respectively.
(4) This represents exercisable grants of options under the 1991 Plan to buy 2,000 shares granted on January 24, 2000, at an exercise price of $7.125 per share; 5,000 shares granted on November 13, 2000, at an exercise price of $2.03 per share.
(5) This represents exercisable grants of options under the 1991 Plan to buy 3,000 shares granted on November 30, 1998, at an exercise price of $4.00 per share; 5,000 shares granted on November 13, 2000, at an exercise price of $2.03 per share.
(6) This represents unexercisable grants of options under the 1991 Plan to buy 3,000 shares granted on January 24, 2000, at $7.125 per share; 1,000 shares each on January 24, 2003, January 24, 2004, and January 24, 2005, respectively. This also represents unexercisable grants of options under the 1991 Plan to buy 5,000 shares granted on November 13, 2000, at $2.03 per share; 2,500 shares each on November 13, 2002, and November 13, 2003, respectively.
(7) This represents unexercisable grants of options under the 1991 Plan to buy 2,000 shares granted on November 30, 1998, at $4.00 per share; 1,000 shares each on November 30, 2002, and November 30, 2003, respectively. This also represents unexercisable grants of options under the 1991 Plan to buy 5,000 shares granted on November 13, 2000, at $2.03 per share; 2,500 shares each on November 13, 2002, and November 13, 2003, respectively.

  Compliance with Section 16(a) of the Securities Exchange Act

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors, and persons who beneficially own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater-than-ten-percent stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

   Based solely on the Company's review of the copies of such forms received and written representations from certain reporting persons that they were not required to file, the Company believes that during fiscal year 2001, its executive officers, directors, and greater-than-ten-percent stockholders complied with all applicable Section 16(a) filing requirements.

             II. APPROVAL OF THE COMPANY'S 2001 STOCK OPTION PLAN

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL
                        OF THE 2001 STOCK OPTION PLAN.

   On August 2, 2001, the Board of Directors proposed and approved the 2001 Plan that provides for the granting to employees, officers, directors, and consultants of the Company to purchase up to 350,000 shares of the Company's Common Stock, $0.01 par value per share. The Board of Directors believes that the 350,000 shares reserved under the 2001 Plan will be needed in the foreseeable future in order to attract, keep, and motivate key employees.

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Description of the 2001 Plan.

   Purpose. The purposes of the 2001 Plan are to enable the Company to attract, retain, motivate and reward employees, officers and directors of the Company and its subsidiaries and affiliates, and to strengthen the mutuality of interests between such persons and the Company's stockholders by offering them, in consideration of services rendered, stock incentives ("Awards").

   Administration. The 2001 Plan is administered by the Board of Directors. Subject to the terms of the 2001 Plan, the Board of Directors has the authority to determine the persons to whom awards shall be granted (subject to certain eligibility requirements or grants of incentive stock options), the number of shares to be covered by each such award, the exercise or purchase price per share, and other terms and provisions governing the 2001 Plan. The interpretation or construction by the Board of Directors of the 2001 Plan or of any award granted under it is final.

   Eligible Participants. Subject to certain limitations, awards of non-qualified stock options under the 2001 Plan may be granted to any employee, officer, director, or consultant of the Company, and its subsidiaries and affiliates, who is responsible for or contributes to the management, growth, and/or profitability of the business of the Company. As of December 14, 2001, the Company had approximately 32 employees, three (3) of whom are also officers and/or directors. As of December 14, 2001, there were five (5) members of the Board of Directors who were not employees of the Company. Only employees of the Company and its subsidiaries may be granted incentive stock options under the 2001 Plan.

   Granting of Options. Incentive stock options ("ISOs") and non-qualified stock options ("NQSOs") may be granted under the 2001 Plan.

   Option Duration. The term of each stock option will be fixed by the Board of Directors, provided that no stock option will be exercisable more than ten (10) years after the date the option is granted. An ISO granted to a recipient owning more than ten (10%) percent of the total combined voting power of all classes of stock of the Company or of any of its subsidiaries shall not be exercisable for more than five (5) years from the date of grant.

   Option Price. The option price for any NQSO granted under the 2001 Plan may be equal to, greater than or less than one hundred (100%) percent of the fair market value of the stock as of the date of grant. The option price for any ISO granted under the 2001 Plan shall not be (i) less than one hundred (100%) percent of the fair market value of the stock at the date of grant, if granted to an employee who at the time of grant owns stock possessing ten (10%) percent or less of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, or (ii) less than one hundred ten (110%) percent of the fair market value of the stock at the date of grant, if granted to an employee who at the time of grant owns stock possessing more than ten (10%) percent of the total combined voting power of all classes of stock of the Company or of any of its subsidiaries.

   Exercise of Option and Payment for Stock. Stock Options are exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board of Directors at or after grant. In the case of NQSOs, payment of the option price may be made by check or note or, if permitted by the Board of Directors, payment may also be made by delivery of either unrestricted Stock of the Company having a fair market value equal to the option price, or restricted or deferred stock. In the case of an ISO, payment of the option price may be made by check or note or, if permitted by the Board of Directors, by delivery of unrestricted Stock of the Company having a fair market value equal to the option price.

   Effect of Termination of Employment Death or Disability. If a participant's employment by the Company or any subsidiary or affiliate is terminated, such participant's Stock Options shall terminate immediately but may be exercised for the lesser of 30 days or the balance of such Stock Options' term. If a participant retires or becomes disabled, such participant's Stock Options will be exercisable for 30 days following the date of termination, retirement or disability, or until the end of the option period, whichever is shorter. Upon the death of a participant, the deceased participant's representative may exercise the deceased participant's Stock Options for a period of 180 days from the date of the participant's death or the remainder of the option period, whichever is shorter. Unless otherwise determined by the Board of Directors, only Stock Options which are exercisable on the date of termination of employment, retirement, disability or death may be subsequently exercised.

   Non-Transferability of Options. Stock Options issued under the 2001 Plan are not transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, or the rules thereunder. All Stock Options are exercisable, during the optionee's lifetime, only by the optionee.

                  III. RATIFICATION OF SELECTION OF AUDITORS

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE
                 SELECTION OF GRANT THORNTON LLP AS AUDITORS.

   The Board of Directors has selected the firm of Grant Thornton LLP, independent certified public accountants, to serve as auditors for the fiscal year ending September 28, 2002.

   A quorum being present, the affirmative vote of the holders of a majority of the shares of Common Stock voting in person or by proxy on the appointment of the auditors shall be required for approval. Thus, abstentions or broker non-votes will not be included in the totals, and will have no effect on the outcome of the vote.

   It is expected that a member of the firm of Grant Thornton LLP will be present at the Meeting and will be available to respond to appropriate questions.

                               IV. OTHER MATTERS

   The Board of Directors of the Company is not aware of any matter, other than those described above, that may come before the Meeting. However, if any matters are properly presented to the Meeting for action, it is intended that the persons named in the enclosed proxy will vote on such matters in accordance with their best judgment.

                           PROPOSALS OF STOCKHOLDERS

   It is currently contemplated that the 2003 Annual Meeting of Stockholders will be held on February 10, 2003. Proposals of stockholders intended to be present at that annual meeting of stockholders must be received by the Company at its principal executive offices no later than September 3, 2002, for inclusion in the Proxy Statement and Form of Proxy relating to that meeting, and must comply with the applicable requirements of federal securities laws. In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by certified mail, return receipt requested.

                           EXPENSES AND SOLICITATION

   The cost of the solicitation of proxies will be borne by the Company. Proxies will be solicited principally through the mails. Further solicitation of proxies from some stockholders may be personally made by directors, officers, and regular employees of the Company, by telephone, telegraph, or special letter. No additional compensation, except for reimbursement of reasonable out-of-pocket expenses, will be paid for any such further solicitation. In addition, the Company may request banks, brokers, and their custodians, nominees, and fiduciaries to solicit customers of theirs who have shares of the Company registered in the name of a nominee. The Company will reimburse any such persons for their reasonable out-of-pocket costs.

                            ADDITIONAL INFORMATION

   The Company will provide, without charge to each stockholder entitled to a vote at the Meeting, a copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the year ending September 29, 2001. A request for copies of such report should be addressed to the Company at 100 Domino Drive, Concord, Massachusetts 01742, Attention: Investor Relations.

                      TECHNICAL COMMUNICATIONS CORPORATION

          Proxy for Annual Meeting of Stockholders - February 11, 2002

The undersigned hereby appoints CARL H. GUILD, JR. and EDWARD E. HICKS, or either of them, the action of both of them voting to be controlling, attorneys of the undersigned, with full powers of substitution, with all the powers the undersigned would possess if personally present, to vote the stock of the undersigned in TECHNICAL COMMUNICATIONS CORPORATION at the Annual Meeting of Stockholders to be held at 10:00 a.m. on February 11, 2002, and at any adjournments thereof.

This proxy, if properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, the proxy will be voted FOR items 1, 2, and 3.

Please vote, date and sign on the reverse side, and promptly return in the enclosed envelope.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. IT WILL BE VOTED AS DIRECTED. IF NO CHOICE IS INDICATED IT WILL BE VOTED FOR ITEMS 1, 2, AND 3:

1. The Board of Directors recommends you vote FOR the election of the nominee(s) listed below:

Election of directors:   Nominee(s): Mr. David A.B. Brown
                                     Mr. Robert T. Lessard

   [ ] FOR all nominee(s)  [ ] WITHHOLD from the following nominee(s):_________


2. The Board of Directors recommends you vote FOR the adoption of the Company's 2001 Stock Option Plan.

To approve and adopt the Company's 2001 Stock Option Plan.

   [ ]  FOR                [ ]  AGAINST            [ ]  ABSTAIN


3. The Board of Directors recommends that you vote FOR the ratification of Grant Thornton LLP.

To ratify the selection of the firm of Grant Thornton LLP as the Company's auditors.

   [ ]  FOR                [ ]  AGAINST           [ ]  ABSTAIN

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as the name appears stenciled
on this Proxy. When signing as attorney, executor,      Date: ___________, ____
administrator, trustee, or guardian,please set
forth your full title. If the stockholder is a
corporation, the signature should be that of an
authorized officer who should indicate his or her      ________________________
title.                                                       (Signature)


                                                       ________________________
                                                               (Signature)